UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2023

Non-Invasive Monitoring Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-13176	59-2007840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd., Suite 180, Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

(305) 575-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $0.01 per share	NIMU	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Promissory Noted dated August 15, 2023 in the Amount of $200,000.

On August 15, 2023, Non-Invasive Monitoring Systems, Inc. (“NIMS”) entered into a Promissory Note in the principal amount of $200,000.00 with Frost Gamma Investments Trust (the “2023 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of NIMS’ common stock. The interest rate payable by NIMS on the 2023 Frost Gamma Note is 11% per annum, payable on the maturity date of July 31, 2025 (the “Maturity Date”). The 2023 Frost Gamma Note may be prepaid in advance of the Maturity Date without penalty.

The foregoing is only a brief summary of some of the terms of the 2023 Frost Gamma Note and does not purport to be complete. Please refer to the Frost Gamma Note, which is attached as Exhibit 10.1 for its full terms.

First Amendment to 2021 Frost Gamma Investments Trust Note

On August 15, 2023, NIMS entered into the First Amendment to that certain Promissory Note dated October 4, 2021 in the principal amount of $75,000 with Frost Gamma Investments Trust (the “2021 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of NIMS’ common stock. The maturity date on the 2021 Frost Gamma Note was amended from October 4, 2023 until July 31, 2025. No other provisions of the 2021 Frost Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2021 Frost Gamma Note and does not purport to be complete. Please refer to the First Amendment to the 2021 Frost Gamma Note, which is attached as Exhibit 10.2 for its full terms.

First Amendment to 2021 Hsiao Note

On August 15, 2023, NIMS entered into the First Amendment to that certain Promissory Note dated October 4, 2021 in the principal amount of $75,000 with Jane Hsiao, Ph.D., the Company’s Chairman and Interim CEO (the “2021 Hsiao Note”) and a beneficial owner in excess of 10% of NIMS’ common stock. The maturity date on the 2021 Hsiao Note was amended from October 4, 2023 until July 31, 2025. No other provisions of the 2021 Hsiao Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2021 Hsiao Note and does not purport to be complete. Please refer to the First Amendment to the 2021 Hsiao Note, which is attached as Exhibit 10.3 for its full terms.

First Amendment to 2022 Frost Gamma Investments Trust Note

On August 15, 2023, NIMS entered into the First Amendment to that certain Promissory Note dated September 16, 2022 in the principal amount of $75,000 with Frost Gamma Investments Trust (the “2022 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of NIMS’ common stock. The maturity date on the 2022 Frost Gamma Note was amended from October 4, 2023 until July 31, 2025. No other provisions of the September 2022 Frost Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2022 Frost Gamma Note and does not purport to be complete. Please refer to the First Amendment to the 2022 Frost Gamma Note, which is attached as Exhibit 10.4 for its full terms.

First Amendment to 2022 Hsiao Note

On August 15, 2023, NIMS entered into the First Amendment to that certain Promissory Note dated September 16, 2022 in the principal amount of $75,000 with Jane Hsiao, Ph.D., the Company’s Chairman and Interim CEO (the “2022 Hsiao Note”) and a beneficial owner in excess of 10% of NIMS’ common stock. The maturity date on the 2022 Hsiao Note was amended from October 4, 2023 until July 31, 2025. No other provisions of the 2022 Hsiao Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2022 Hsiao Note and does not purport to be complete. Please refer to the First Amendment to the 2022 Hsiao Note, which is attached as Exhibit 10.5 for its full terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust dated August 15, 2023.

10.2	First Amendment dated August 15, 2023 to Promissory Note of Non-Invasive Monitoring, Systems, Inc. in favor of Frost Gamma Investments Trust, dated October 4, 2021.

10.3	First Amendment dated August 15, 2023 to Promissory Note of Non-Invasive Monitoring, Systems, Inc. in favor of Jane Hsiao, dated October 4, 2021.

10.4	First Amendment dated August 15, 2023 to Promissory Note of Non-Invasive Monitoring, Systems, Inc. in favor of Frost Gamma Investments Trust, dated September 16, 2022.

10.5	First Amendment dated August 15, 2023 to Promissory Note of Non-Invasive Monitoring, Systems, Inc. in favor of Jane Hsiao, dated September 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

August 16, 2023	By:	/s/ James J. Martin
	Name:	James J. Martin
	Title:	Chief Financial Officer